Filed Pursuant to Rule 497
Registration No. 333-178695

CLEARBRIDGE ENERGY MLP FUND INC.

Supplement Dated November 26, 2013 to

Prospectus Dated April 1, 2013

Tax Treatment of Distributions

In general, the types of master limited partnerships (“MLPs”) in which ClearBridge Energy MLP Fund Inc. (the “Fund”) intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, although there can be no assurance that they will continue to do so. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for United States federal income tax purposes to the extent of the Fund’s basis in its MLP units. Similarly, the Fund may distribute cash in excess of its earnings and profits to holders of the Fund’s common stock (“Common Stockholders”) which may be treated as a return of capital to the extent of the Common Stockholders’ cost basis in the Fund’s common stock. As a result, the Fund’s Common Stockholders may receive distributions that are tax-deferred and represent a return of capital, although no assurance can be given in this regard. For tax purposes, a return of capital generally represents a return of a Common Stockholder’s initial investment in the Fund rather than a distribution of the Fund’s earnings. Any distribution received by Common Stockholders that is treated as a return of capital generally will result in a reduction in basis in their shares, which may increase the capital gain, or reduce the capital loss, realized upon the sale of such shares. As a result, a Common Stockholder that receives a return of capital distribution may be required to pay tax on a sale of shares even if such Common Stockholder sells such shares for less than the amount of such Common Stockholder’s initial investment. In addition, the Fund may have more corporate income tax expense than expected, which will result in less cash available to distribute to Common Stockholders.

The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable to the Fund. Such gains will generally also increase the Fund’s current and accumulated earnings and profits, possibly resulting in a greater portion of the Fund’s distributions being treated as a taxable dividend to the Fund’s Common Stockholders.